UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 10, 2006
NORTHWEST PIPELINE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware		87-0269236
(State or other jurisdiction of incorporation)	1-7414 (Commission File Number)	(I.R.S. Employer Identification No.)

295 Chipeta Way
Salt Lake City, Utah
(Address of principal executive offices)		84108 (Zip Code)
Registrant’s telephone number, including area code: (801) 583-8800
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
          On October 10, 2006, Northwest Pipeline Corporation (the “Company”) announced the expiration of its offer to exchange all of its outstanding 7% Senior Notes due 2016 for newly registered 7% Senior Notes due 2016. One hundred percent of the outstanding notes were tendered for exchange. The terms of the new notes are substantially similar to the terms of the outstanding notes, except that the new notes will be registered under the Securities Act of 1933, as amended. A copy of the Company’s press release announcing the same is attached as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(d)   Exhibits:
99.1	Press release dated October 10, 2006.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST PIPELINE CORPORATION

By:	/s/ Brian K. Shore

Name:	Brian K. Shore
Title:	Corporate Secretary
Dated: October 12, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated October 10, 2006

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